UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2006

PROLINK HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-25007	65-0656268
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
410 South Benson Lane
Chandler, AZ 85224
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 961-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On December 31, 2006, we entered into a Securities Purchase Agreement (the “Purchase Agreement”), with certain investors identified therein (individually, an “Investor” and collectively, the “Investors”), pursuant to which we agreed to sell to the Investors in a private offering an aggregate of 1,042 shares of our Series C Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), and 23 five-year warrants (the “Warrants”) to acquire up to 3,855,400 shares of our Common Stock, par value $0.0001 per share (the “Common Stock”), at an exercise price equal to $1.40 per share, for gross proceeds to us of $10,420,000.
     In addition, pursuant to a Registration Rights Agreement, dated as of January 8, 2007 (the “Registration Rights Agreement”), we agreed to register the resale of the shares of Common Stock underlying the Preferred Stock sold in the offering and the shares of Common Stock issuable upon exercise of the Warrants. We are required to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) on the earlier of (i) the date we file our Form 10-K with the SEC or (ii) the 30th day following the closing of the offering.
     We are obligated to use our best efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), as soon as possible, but in any event no later than the earlier of (i) the 120th day following the closing (provided that if the SEC reviews and provides comments on the Registration Statement, then the date shall be the 150th day following the closing) or (ii) the fifth trading day following the date on which we are notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to review and comments. We are required to use our best efforts to keep the Registration Statement effective under the Securities Act until the date when all registrable securities may be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act.
     In the event that the Registration Statement is not filed or declared effective when due, or after its effective date it ceases to be effective for more than 30 consecutive trading days, or an aggregate of 45 trading days in any twelve month period, prior to the expiration of its Effectiveness Period, then in addition to any rights available to the Investors under the Registration Rights Agreement or applicable laws, we are required to pay to each Investor an amount in cash equal to 1% of the aggregate purchase price paid by such Investor pursuant to the Purchase Agreement, on the date of such event and on each 30-day anniversary of such event until it is cured.
     Merriman Curhan Ford & Co. acted as the placement agent in connection with the offering. The aggregate commissions payable to it in connection with the offering were approximately $781,500 plus Warrants to acquire up to 693,972 shares of our Common Stock at an exercise price equal to $1.42 per share.
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
     The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the securities issued in the private offering is hereby incorporated by reference. The securities issued pursuant to the above transactions were issued pursuant to Section 4(2) of the Securities Act, and the rules and regulations promulgated thereunder, including Rule 506 of Regulation D.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR
     On December 29, 2006 we filed with the Secretary of State of the State of Delaware a Certificate of Designation, Preferences and Rights of Series C Convertible Preferred Stock (the “Certificate of Designation”) designating 1,500 shares of our authorized preferred stock as Series C Convertible Preferred Stock (the “Series C Preferred Stock”), and on January 4, 2007, we filed a Certificate of Amendment to the Cerftificate of Designation (the “Amendment”). The Certificate of Designation and the Amendment were approved by our Board of Directors.
     Each holder of shares of Series C Preferred Stock is entitled to convert all or any such shares into the number of fully paid and nonassessable shares of Common Stock equal to the number obtained by dividing (i) $10,000, plus the amount of any accumulated but unpaid dividends by (ii) the conversion price in effect at the close of business on the conversion date, which is initially $1.351351.
     The holders of Series C Preferred Stock are entitled to vote together with the holders of the Common Stock, and any other class or series of capital stock of the Company entitled to vote together with the holders of the Common Stock as a single class, on all matters submitted for a vote (or written consents in lieu of a vote) of the holders of Common Stock, and are entitled to other voting rights as are specified in our Certificate of Incorporation and the Certificate of Designation, as amended. On all matters as to which shares of Common Stock or shares of Series C Preferred Stock are entitled to vote or consent, each share of Series C Preferred Stock entitles its holder to the number of votes that the Common Stock into which it is convertible would have if such Series C Preferred Stock had been so converted into Common Stock as of the record date established for determining holders entitled to vote, or if no such record date is established, as of the date such vote is taken or any written consent of stockholders is solicited. The holders of Series C Preferred Stock are entitled to receive notice of any stockholders’ meeting in accordance with our Certificate of Incorporation and Bylaws.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
          (c) Exhibits

Number	Description

99.1	Press Release, dated January 8, 2007

99.2	Form of Securities Purchase Agreement, dated as of December 31, 2006

99.3	Form of Warrant

99.4	Form of Registration Rights Agreement, dated as of January 8, 2007

99.5	Certificate of Designation

99.6	Certificate of Amendment

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLINK HOLDINGS CORP.
Dated: January 8, 2007
/s/ Lawrence D. Bain
Lawrence D. Bain
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 8, 2007

99.2	Form of Securities Purchase Agreement, dated as of December 31, 2006

99.3	Form of Warrant

99.4	Form of Registration Rights Agreement, dated as of January 8, 2007

99.5	Certificate of Designation

99.6	Certificate of Amendment